UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2020 (November 12, 2019)

Samsara Luggage, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-54649	26-0299456
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

One University Plaza

Suite 505

Hackensack, NJ 07601

(Address of principal executive offices and Zip Code)

(877) 421-1574

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 12, 2019, Samsara Luggage, Inc. (the “Registrant”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “Original Form 8-K”), reporting, among other items, that on November 12, 2019, the Registrant, formerly known as Darkstar Ventures, Inc., completed its previously announced merger with the Delaware corporation that was previously known as “Samsara Luggage, Inc.” (“Samsara Delaware”) in accordance with the terms of the Merger Agreement and Plan of Merger, dated as of May 10, 2019, by and among the Registrant, Samsara, and Avraham Bengio, pursuant to which Samsara Delaware merged with and into the Registrant, with the Registrant being the surviving corporation. This Amendment No. 1 to the Current Report on Form 8-K amends the Original Form 8-K to provide the Registrant’s annual financial statements for the years ended December 31, 2019 and December 31, 2018, as required by Item 9.01(a) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The audited financial statements of the Registrant for the years ended December 31, 2019 and December 31, 2018 are filed as part of this Report.

(d)	Exhibits

The following Exhibits are filed as part of this Report:

Exhibit No.	Description

99.1	Audited Financial Statements of the Registrant for the years ended December 31, 2019 and December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAMSARA LUGGAGE, iNC.

By	/s/ Atara Dzikowski
Name: Atara Dzikowski
Title: Chief Executive Officer

Date: January 29, 2020

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